Q4 2020 INVESTOR PRESENTATION February 23, 2021 Exhibit 99.2

2 FORWARD LOOKING STATEMENTS Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about our business strategy, industry, future profitability, expected fleet utilization, sustainability efforts, the future performance of newly improved technology (such as our DuraStim® fleets), [expected cost reductions,] expected capital expenditures and the impact of such expenditures on our performance and capital programs. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of and recent declines in oil prices, the operational disruption and market volatility resulting from the COVID-19 pandemic and other factors described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, we may be subject to currently unforeseen risks that may have a materially adverse impact on us, including matters related to shareholder litigation and the SEC investigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect our business. The forward-looking statements in this presentation are made as of the date of this presentation. We do not undertake, and expressly disclaim, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Exhibit 99.2

© 2021 ProPetro Holding Corp. All Rights Reserved. 3 PROPETRO AT A GLANCE 2005 Founded 2010 Begins hydraulic fracturing operations in the Permian Basin 2013 Company recapitalization 2017 Initial public offering (NYSE: PUMP) 2019 Announces initial phase of DuraStim project 2020 Electrically Powered DuraStim field trials 2021 Announces Tier IV DGB sustainability investments Teamwork & Collaboration Execution Capital Discipline .49 Full Year 2020 TRIR Customer Focused Team Driven Sustainability Investments 100% Concentration of Frac operations in the Permian 2011 50,000 HHP 2016 420,000 HHP 2019 1.4 million HHP 2021 1.3 million HHP Exhibit 99.2

© 2021 ProPetro Holding Corp. All Rights Reserved. 4 ProPetro is solely focused where capital is migrating CAPITAL MIGRATING TO OUR BACKYARD Over $60 billion in Permian E&P transactions since 2018 99% Permian 1% Non- Permian ProPetro FY2020 Revenue Mix $8bn $13bn $3bn$3bn $13bn Date Buyer Value ($MM) 10/20/20 Pioneer Natural Resources $7,621 10/19/20 ConocoPhillips $13,337 12/16/19 WPX Energy $2,500 12/21/20 Diamondback Energy Inc $2,962 10/14/19 Parsley Energy Inc $2,270 11/19/18 Cimarex Energy Co $1,616 8/14/18 Diamondback Energy Inc $9,200 8/8/18 Diamondback Energy Inc $1,245 3/28/18 Concho Resources Inc $9,500 Recent Permian Upstream Transactions Notable Transactions * Source: Company filings and industry research, values as of time of announcement Exhibit 99.2

Exhibit 99.2

PERMIAN MACRO

Total U.S. Onshore Rigs
Oil Directed Rig Count: 299(1)


34%
Other
66%
Permian Basin

Total U.S. Onshore Oil Rigs Added Since Recent Trough
(August 2020): 82(1)


35%
Other
65%
Permian Basin

(1) Baker Hughes Rig Data as of February 5, 2021

Capitalizing on demand for efficient services

- Driven by E&P acquisitions, dedicated fleet model, and completion intensity
- Strategic investments in both Tier IV DGB and fully electric DuraStim to reduce emissions profile
- E&P customers need flexibility to operate in volatile commodity price environments; reduced costs amid historic downturn

Permian shift to manufacturing mode

- Driven by customer shift to multi-well pad development
- Simul-Frac operations require flexibility and capable HHP capacity
- Customers value ability to lower costs to ensure continued operations at minimum levels despite commodity price disruption

Leveraging our scale in the Permian to drive profitability

- Low-cost basin supports recovering activity levels
- Permian focus streamlines logistics and enhances efficiencies

© 2021 ProPetro Holding Corp. All Rights Reserved.

PROPETRO

5

© 2021 ProPetro Holding Corp. All Rights Reserved. 6 SAFETY CULTURE ON DISPLAY Continue to maintain safety standards 100% DOT pass rate in 2020 Training & Education expertise yields performance through best practices Safety performance driven by commitment to training and collaborative culture Total Recordable Incident Rate (TRIR) FY2019 0.83 FY2020 0.49 Best in class workforce operating safely and efficiently through market volatility Exhibit 99.2

Exhibit 99.2

POSITIONING FOR A CLEANER FUTURE

Displacing Conventional Diesel Fleets with Tier IV Dynamic Gas Blending (DGB) Dual Fuel Equipment through Conversions and New-Build Purchases


Pounds of CO2 per mmbtu(1)
180
90
0
Diesel
Propane
Field Gas
Liquefied Natural Gas (LNG)

Investing in displacement of legacy fuels[3] | Tier IV DGB $37mm | DuraStim $145mm

PROPETRO

Hydraulic Horsepower (HHP) Composition


YE2020
Conventional Diesel
YE2021(2)
Emissions Friendly
Conventional Diesel

(1) Emissions data from EIA
(2) Management estimates subject to change, DuraStim contribution dependent upon commercialization
(3) Total investments since 2019

© 2021 ProPetro Holding Corp. All Rights Reserved.
PROPETRO 7

© 2021 ProPetro Holding Corp. All Rights Reserved. 8 RECENT HIGHLIGHTS (1) For a reconciliation to net income (loss), please see Appendix (2) Free cash flow (FCF) is a Non-GAAP financial measure; please see appendix for reconciliation to Net Cash from operating activities Prudent approach to utilization • Effective utilization of 9.6 fleets in Q4 • Plans to deploy 50,000 HHP of Tier IV DGB in 2021, and invest $17 million in Tier IV DGB conversions Valuable through-cycle partner • Worked with customers to reduce costs amid unprecedented downturn • Future re-investment cycle will be underwritten by customer relationships built on collaboration Revenue Adj. EBITDA(1) Free Cash Flow(2) $395.1 $106.1 $133.7 $154.3 Q1 2020 Q2 2020 Q3 2020 Q4 2020 (in $millions) (in $millions) $74.9 $25.4 $17.4 $23.8 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q4 Job Mix 13% Single Well 87% Zipper Frac (in $millions) +34% 2019 2020 Pumping Hours per Working Day $15.2 $3.7 $17.0 $9.1 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net Loss $(7.8) $(25.9) $(29.2) $(44.1) Q1 2020 Q2 2020 Q3 2020 Q4 2020 (in $millions) Exhibit 99.2

© 2021 ProPetro Holding Corp. All Rights Reserved. 9 Net Loss: $44.1 MM 2020 Q4 FINANCIAL HIGHLIGHTS Adjusted EBITDA: $23.8 MM (1) Free Cash Flow: $9.1 MM (2) (1) Adjusted EBITDA is a Non-GAAP financial measure, please see appendix for reconciliation to Net Income (2) Free cash flow (FCF) is a Non-GAAP financial measure and is defined as net cash flow provided from operating activities less net cash used in investing activities (3) Inclusive of cash and available capacity under revolving credit facility as of 12/31/2020 Durable Capital Structure: • Cash: $68.8 MM • Total Debt: $0 MM • Total Liquidity: $120.8 MM (3) 2020 Q4 Revenue Mix 99% Permian 1% Non- Permian 98% Pressure Pumping 2% All Other Revenue: $154.3 MM Exhibit 99.2

© 2021 ProPetro Holding Corp. All Rights Reserved. 10 UNIQUELY POSITIONED FOR SUCCESS Permian Focus Positioned in the low cost basin with sector leading operating scale Blue Chip Customers Large drilling inventories and sizeable rig programs Superior Performance Consistently outperforming the competition on location and efficient Simul-Frac completions partner Sustainable Future Investing in lower emissions equipment to reduce our carbon footprint Capital Discipline Strong Balance Sheet with no debt; disciplined capital allocation and asset deployment Safety Culture Full year 2020 Total Recordable Incident Rate of 0.49 Access to Premier Projects Meeting customer needs on their most complex jobs; dedicated contract with Pioneer Natural Resources including Simul-Frac Technology Leveraging best-in-class cloud-based solutions to drive well-site performance to pull innovation forward Exhibit 99.2

APPENDIX Exhibit 99.2

Exhibit 99.2

NON-GAAP RECONCILIATIONS

This presentation references "Adjusted EBITDA" and "Free Cash Flow," which are non-GAAP financial measures. We define EBITDA as our earnings, before (i) interest expense, (ii) income taxes and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA, plus (i) loss/(gain) on disposal of assets, (ii) stock-based compensation, and (iii) other unusual or nonrecurring (income)/expenses, such as impairment charges, severance, costs related to asset acquisitions, costs related to SEC investigation and class action lawsuits and one-time professional and advisory fees. Free cash flow (FCF) is defined as net cash flow provided by operating activities less net cash used in investing activities. These non-GAAP financial measures are not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA and Free Cash Flow provide useful information to investors in assessing our financial condition and results of operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Net cash flow provided from operating activities is the GAAP measure most directly comparable to Free Cash Flow. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider these non-GAAP financial measures in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA and Free Cash Flow may be defined differently by other companies in our industry, and our definitions of Adjusted EBITDA and Free Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

	Three Months Ended		Years Ended	
(in $ thousands)	December 31, 2020	September 30, 2020	December 31, 2020	December 31, 2019
Net (loss) income	($44,111)	($29,184)	($107,020)	$163,010
Depreciation and amortization	$35,445	$37,467	$153,290	$145,304
Interest expense	$174	$137	$2,382	$7,141
Income tax (expense) benefit	($12,393)	($7,717)	($27,480)	$50,494
Loss on disposal of assets	$18,262	$11,286	$58,136	$106,811
Impairment Expense	$21,349	-	$38,003	$3,405
Stock-based compensation	$3,132	$2,535	$9,100	$7,776
Other expense	$291	$312	$874	$717
Other general and administrative expenses	$620	$2,481	$13,038	$25,208
Deferred IPO and retention bonus and severance expense	$1,007	$37	$1,140	$9,203
Adjusted EBITDA	**$23,776**	**$17,354**	**$141,463**	**$519,069**

PROPETRO

12

13 NON-GAAP RECONCILIATIONS Three Months Ended (in $ thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Net Cash from Operating Activities $61,724 $35,186 $21,116 $21,136 Net Cash used in Investing Activities ($46,557) ($31,468) ($4,154) ($12,038) Free Cash Flow $15,167 $3,718 $16,962 $9,098 Exhibit 99.2

© 2021 ProPetro Holding Corp. All Rights Reserved. 14 CONTACT www.propetroservices.com Corporate Headquarters Investor Relations 1706 S. Midkiff Rd Midland, TX 79701 432.688.0012 Sam Sledge sam.sledge@propetroservices.com Office Direct 432.253.5111 Exhibit 99.2